SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2008

                             ARROW ELECTRONICS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          NEW YORK                  001-04482                  11-1806155
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)            Identification No.)


                    50 Marcus Drive, Melville, New York 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 847-2000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

        (e) On May 2, 2008, the shareholders of Arrow Electronics, Inc. (the "Company"), at the Company's 2008 annual meeting of shareholders, approved amendments to the Company's 2004 Omnibus Incentive Plan (the "Plan") which increased the aggregate number of shares of Company common stock available for issuance to plan participants by 5,000,000 shares. The Company's Board of Directors had previously approved the amendments to the Plan at a meeting held February 27, 2008. The amended terms of the Plan and the description thereof are set forth in the Company's proxy statement for the Company's 2008 annual meeting dated March 19, 2008.

Item 9.01 Financial Statements and Exhibits.

    (c) Exhibits. The following exhibit is filed herewith:

10.1         2004 Omnibus Incentive Plan (as amended)




                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2008           Arrow Electronics, Inc.,
                            a New York corporation

                            By: /s/ Peter S. Brown
                               -----------------------------------
                                Name: Peter S. Brown
                                Title: Senior Vice President and General Counsel




                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------
No.
---

10.1         2004 Omnibus Incentive Plan (as amended)